UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                October 20, 2005

                       ULTRA PURE WATER TECHNOLOGIES, INC.
                (formerly known as HUNDRED MILE PLUS LTD., INC.)
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               (Exact Name of Registrant as Specified in Charter)



          Florida                    000-28267                   90-0224344
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


       310 East Gloria Switch Road, Lafayette, Louisiana             70507
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          (Address of principal executive offices)                (Zip code)


      Registrant's telephone number, including area code:     (337) 233-7317


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

         Effective September 1, 2005, Ultra Pure Water Technologies, Inc., a Florida corporation (the "Company"), entered into a Sales and Customer Service Agreement (the "Service Agreement") with E-Source Equipment, Inc., a Texas corporation ("E-Source"), pursuant to which E-Source has agreed to sell, place and provide customer service for the Company's "Ice Island" self-contained ice production machines (the "Ice Island Machines"). The arrangement with E-Source will be exclusive as to convenience stores, supermarkets, liquor stores and the airline packaged ice markets to the extent, and only to the extent, that E-Source secures new locations for the Ice Island Machines in such locations at commercially feasible sites. The term of the Service Agreement is four years.


Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits


Exhibit           Description                                  Location
-------           -----------                                  --------
Exhibit 10.1      Sales and Customer Service Agreement, by     Provided herewith
                  and between E-Source Equipment, Inc. and Ultra Pure Water Technologies, Inc.

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

                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 20, 2005              ULTRA PURE WATER TECHNOLOGIES, INC.


                                       By: /s/ DANIEL D. LEBLANC
                                           -------------------------------------
                                           Name:   Daniel D. LeBlanc
                                           Title:  President and Chief Executive
                                                   Officer

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